EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTIONS 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of IWEB.INC, (the "Company") on Form 10-Q for the quarterly period ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Dmitriy Kolyvayko the Chief Executive Officer / Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IWeb.Inc

Dated: October 18, 2016	By:	/s/ Dmitriy Kolyvayko
Dmitriy Kolyvayko Chief Financial Officer